                                                                  EXHIBIT 10.36


                                     CONSENT

         THIS CONSENT, dated as of July 29, 1999, (the "CONSENT") relating to the Credit Agreement referenced below, is by and among FRESH FOODS, INC., a North Carolina corporation (the "COMPANY"), the subsidiaries of the Company listed on the signature pages hereto (collectively referred to as the "SUBSIDIARY BORROWERS" or individually referred to as a "SUBSIDIARY BORROWER") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "BORROWERS" or individually referred to as a "BORROWER"), each of those financial institutions identified as Lenders on the signature pages hereto (together with each of their successors and assigns, referred to individually as a "LENDER" and, collectively, as the "LENDERS"), and FIRST UNION COMMERCIAL CORPORATION ("FUCC"), acting in the manner and to the extent described in
Article XIII of the Credit Agreement (in such capacity, the "AGENT"). Terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $75,000,000 credit facility was extended to the Borrowers pursuant to the terms of that certain Credit Agreement dated as of June 9, 1998 (as amended, modified or otherwise supplemented, the "CREDIT AGREEMENT") among the Borrowers, the Lenders and the Agent;

         WHEREAS, the Borrowers have requested that the Lenders and the Agent consent to certain matters related to the Credit Agreement as described herein; and

         WHEREAS, the Lenders are willing to make give such consents;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. The following new definitions are applicable to this
         Consent:

                           "MOM 'N' POP'S LOAN" shall mean a revolving credit
                  loan in the amount of $500,000 made by the Company to Mom 'n' Pop's Country Ham, LLC to provide working capital with a scheduled maturity date of July 1, 2000.

                           "SMOKEHOUSE" shall mean the smokehouse facility and
                  related real property constituting a portion of the Claremont Office property owned by Fresh Foods, Inc.

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                  2. SALE OF CERTAIN ASSETS. Notwithstanding the prohibition contained in Section 9.3 of the Credit Agreement, the Lenders hereby consent, subject to the terms and conditions set forth herein, to the sale of certain assets of the Borrowers listed on Annex I hereto (the "Sale Assets") to third parties, upon terms and conditions satisfactory to the Agent. In connection with the sale of the Sale Assets, the Lenders hereby authorize the Agent to release any and all Liens on the personal property, fixtures and real property comprising the Sale Assets.

                  3. SALE OF MOM 'N' POP'S, LLC. Notwithstanding the prohibition contained in Section 9.3 of the Credit Agreement, the Lenders hereby consent, subject to the terms and conditions set forth herein, to (a) the sale by Pierre Foods, LLC of all of the membership interests in Mom'n' Pop's Country Ham, LLC ("Mom 'n' Pop's") to Hoggs, LLC ("Hoggs") in consideration of a three-year promissory note from Hoggs in the amount of $995,000 (the "Hoggs Note") to be secured by all of the issued and outstanding membership interests in Hoggs, and (b) (i) if the Smokehouse is subdivided from the Claremont Office property prior to the closing of the sale of the membership interests in Mom 'n' Pop's, the intercompany transfer of the Smokehouse by the Company to Mom 'n' Pop's so that the Smokehouse can be sold concurrently with the sale of the membership interests in Mom 'n' Pop's, or (ii) if the Smokehouse is not so subdivided from the Claremont Office property, the lease of the Smokehouse to Mom 'n' Pop's for $1.00 and the subsequent transfer of the Smokehouse to Mom 'n' Pop's without further consideration upon the Smokehouse being legally subdivided from the Claremont Office property. In connection with the sale of Mom 'n' Pop's, the Lenders hereby authorize the Agent to release any and all Liens on the personal property, fixtures and real property used in connection with the business of Mom 'n' Pop's, including, without limitation, the Smokehouse.

                  4. CONSENT TO LICENSE. Notwithstanding the prohibition contained in Section 9.18 of the Credit Agreement, the Lenders hereby consent, subject to the terms and conditions set forth herein, to the grant by Fresh Foods Properties, LLC to Hoggs of (i) a perpetual, worldwide license to use the trademarks set forth on Annex II hereto on terms and conditions satisfactory to the Agent and the Lenders and (ii) a right to purchase the trademark set forth on Annex II hereto for $1.00 in the event Fresh Foods Properties, LLC should decide to sell such trademark. The Lenders also consent, and authorize the Agent to take such action when appropriate, to the release of any liens or security interests in the trademarks set forth on Annex II hereto in connection with the exercise by Hoggs of such right to purchase without further payment to Lenders.

                  5. RELEASE OF BORROWERS. The Lenders hereby consent to the release of the following Borrowers as parties to the Credit Agreement and the other Credit Documents, subject to the terms and conditions set forth herein: Mom 'n' Pop's Country Ham, LLC.



                                       2
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                  6. RELEASE OF COLLATERAL. The Agent hereby agrees to release its Liens on (a) the Sale Assets and (b) the personal property, fixtures and real property used in connection with the business of Mom 'n' Pop's, such releases to be held in escrow pending consummation of the transactions contemplated herein and the Agent's receipt of the proceeds thereof.

                  7. EXCLUSION OF SALE ASSETS AND SMOKEHOUSE FROM ELIGIBLE REAL PROPERTY. As of the date hereof, the Sale Assets and the Smokehouse shall be excluded from the definition of Eligible Real Property, and Eligible Real Property shall be reduced by $2,255,000.

 .
                  8. CONDITION TO SECTIONS 3, 4, 5 AND 6(b). The Lenders' and the Agent's consent to Sections 3, 4, 5, and 6(b) shall be subject to the following:

                  (a) the Agent's approval of the notes and other loan documents in respect of the Mom 'n' Pop's Loan and the Hoggs Note.

                  (b) the applicable Borrower's pledge to the Lenders of the Mom 'n' Pop's Loan and the Hoggs Note pursuant to documents acceptable to the Agent;

                  (c) the delivery of the original of the duly executed and delivered note evidencing the Mom 'n' Pop's Loan and the Hoggs Note to the Agent pursuant to the pledge agreement; and

                  (d) the approval of the Agent of the form of the License Agreement referred to in Section 4 hereof.



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




         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

COMPANY:                                    FRESH FOODS, INC.

                                            By: /s/ James E. Harris
                                               -------------------------------
                                            Name:  James E. Harris
                                            Title: Vice President


SUBSIDIARY BORROWERS:                  CLAREMONT RESTAURANT GROUP, LLC

                                            By: FRESH FOODS, INC.,
                                                its Sole Member

                                       FRESH FOODS RESTAURANT GROUP, LLC

                                            By: CLAREMONT RESTAURANT
                                                GROUP, LLC, its Sole Member

                                                By: FRESH FOODS, INC.,
                                                    its Sole Member

                                       FRESH FOODS PROPERTIES, LLC

                                            By: FRESH FOODS, INC.,
                                                its Sole Member

                                       SPICEWOOD, INC.

                                       SUNSHINE WSMP, INC.

                                       FRESH FOODS SALES, LLC

                                            By: FRESH FOODS, INC.,
                                                its Sole Member





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                                       PIERRE FOODS, LLC

                                            By: FRESH FOODS, INC.,
                                                its Sole Member

                                       MOM 'n' POP'S COUNTRY HAM, LLC

                                            By: PIERRE FOODS, LLC,
                                                its Sole Member

                                                By: FRESH FOODS, INC.,
                                                    its Sole Member

                                       SAGEBRUSH OF TENNESSEE, L.P.

                                            By: SAGEBRUSH OF SOUTH
                                                CAROLINA, LLC
                                                General Partner

                                            By: CLAREMONT RESTAURANT GROUP,
                                                LLC, its Sole Member

                                                By: FRESH FOODS INC.,
                                                    its sole member

                                       SAGEBRUSH OF NORTH CAROLINA, LLC

                                            By: CLAREMONT RESTAURANT GROUP, LLC,
                                                its Sole Member

                                                By: FRESH FOODS, INC.,
                                                    its sole member

                                       SAGEBRUSH OF SOUTH CAROLINA, LLC

                                            By: CLAREMONT RESTAURANT
                                                GROUP, LLC, its Sole Member

                                                By: FRESH FOODS, INC.,
                                                    its sole member






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                                       PIERRE LEASING, LLC

                                            By: FRESH FOODS, INC.,
                                                its Sole Member

                                       By: /s/ James E. Harris
                                           --------------------------------
                                       Name:  James E. Harris
                                       Title: Vice President





































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AGENT AND LENDERS:                  FIRST UNION COMMERCIAL CORPORATION,
                                    as Agent and a Lender

                                    By: /s/ Terri K. Lins
                                       --------------------------------
                                    Name:  Terri K. Lins
                                    Title: Vice President


                                    NATIONSBANK, N.A.,
                                    as a Lender

                                    By: /s/ Angela Peterson Leake
                                       --------------------------------
                                    Name:  Angela Peterson Leake
                                    Title: Vice President


                                    NATIONAL CITY COMMERCIAL
                                    FINANCE, INC.,
                                    as a Lender

                                    By: /s/ Joseph L. White
                                       --------------------------------
                                    Name:  Joseph L. White
                                    Title: Sr. VP


                                    AMERICAN NATIONAL BANK AND
                                    TRUST COMPANY OF CHICAGO,
                                    as a Lender

                                    By: /s/ Elizabeth J. Limpert
                                       --------------------------------
                                    Name:  Elizabeth J. Limpert
                                    Title: Senior Vice President